Exhibit 10.4

                 AMENDMENT TO THE CERTIFICATE OF DESIGNATION,
              PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
                 AND OTHER SPECIAL RIGHTS OF PREFERRED STOCK
                     AND QUALIFICATIONS, LIMITATIONS AND
                             RESTRICTIONS THEREOF


            The undersigned hereby certify that they are the duly elected and acting President and Secretary of Marketing Services Group, Inc., a Nevada corporation (the "Company"), and pursuant to Nev. Rev. Stat. Section 78.1955, DO HEREBY CERTIFY:

     I. That, a certificate of designation creating Preferred Stock of the Company designated as Series D Convertible Preferred Stock was filed with the Nevada Secretary on December 19, 1997 (the "Original Designation"). The Original Designation is as follows:


                 CERTIFICATE OF DESIGNATION, PREFERENCES AND
                 RELATIVE, PARTICIPATING, OPTIONAL AND OTHER
                    SPECIAL RIGHTS OF PREFERRED STOCK AND
                       QUALIFICATIONS, LIMITATIONS AND
                             RESTRICTIONS THEREOF


            The undersigned hereby certify that they are the duly elected and acting President and Secretary of Marketing Services Group, Inc., a Nevada corporation (the "Company"), and pursuant to Nev. Rev. Stat. Section 78.1955, DO HEREBY CERTIFY:

            That, pursuant to the authority conferred upon the Board of Directors of the Company by Article VI of the Company's Amended and Restated Articles of Incorporation (the "Articles"), the Board of Directors of the
Company, by unanimous written consent dated December 15, 1997, adopted the following resolution creating a series of Preferred Stock designated SERIES D CONVERTIBLE PREFERRED STOCK.

                   WHEREAS, the Board of Directors of the Company is authorized, within the limitations and restrictions stated in the Certificate of Incorporation, to fix by resolution or resolutions the designation of preferred stock and the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the General Corporation Law of Nevada; and

                   WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to authorize and fix the terms of the preferred stock to be designated the Series D Convertible Preferred Stock of the Company and the number of shares constituting such preferred stock;

                   NOW,  THEREFORE,   BE  IT  RESOLVED,  that  there  is  hereby
authorized the Series D Convertible Preferred Stock on the terms and with the provisions herein set forth:


                  TERMS, PREFERENCES, RIGHTS AND LIMITATIONS
                                      of
                     SERIES D CONVERTIBLE PREFERRED STOCK
                                      of
                        MARKETING SERVICES GROUP, INC.

                   The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Series D Convertible Preferred Stock or the holders thereof are as follows:

            1. Definitions. For purposes of this Designation, the following definitions shall apply:

      "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

      "Board" shall mean the Board of Directors of the Company.

      "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

      "Company" shall mean Marketing Services Group, Inc., a Nevada corporation.

      "Conversion Price" shall mean the amount computed by dividing the Liquidation Preference by the number of shares of Common Stock into which one share of Convertible Preferred Stock is convertible at the Conversion Ratio.

      "Conversion Ratio" shall mean the amount computed by dividing the Liquidation Preference by $3.397.

      "Convertible   Preferred   Stock"  shall  refer  to  shares  of  Series  D
Convertible Preferred Stock, $0.01 par value per share, of the Company.

      "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or the Nasdaq National Market or Small Cap Market on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or market, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or market, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or such market, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by Nasdaq or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Required Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Required Holders and one of which shall be selected by the Company.

      "Dividend Rate" shall mean 6% per annum; provided, however, (i) upon the occurrence and during the continuance of an Event of Default the Dividend Rate shall be 8% per annum, and (ii) if the Company fails to make the redemption required by Section 6(a)(ii) hereof, the Dividend Rate shall be 15% per annum, calculated on a 360 day per year basis, based on the actual number of days elapsed.

      "Event of Default" shall have the meaning assigned to it in the Purchase Agreement.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such similar Federal statute.

      "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction, with neither being under any compulsion to buy or sell.

      "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

      "Liquidation Preference" shall mean $300 per share.

      "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company,
(B) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (C) any merger or consolidation to which the Company is a party or (D) any Person or group of Persons (as such term is used in Section 13(d) of the Exchange Act), other than General Electric Capital Corporation and its Affiliates, shall beneficially own (as defined in Rule 13d-3 under the Exchange
Act) securities of the Company representing 50% or more of the voting securities of the Company then outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

      "Original Issue Date" shall mean the date of the original issuance of 50,000 shares of Convertible Preferred Stock.

      "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

      "Purchase Agreement" shall mean the Purchase Agreement, dated as of December __, 1997, by and between the Company and the purchasers named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

      "Qualified Secondary Offering" means a sale of the Company's Common Stock pursuant to a public offering of the Company's Common Stock on Form S-1 (or any other appropriate general or short registration form) under the Securities Act of 1933, as amended, pursuant to which the Common Stock is offered (whether or not for the Company's account) for at least $8.75 per share, subject to appropriate adjustment if any of the events set forth in Section 7(f)(i) shall occur.

      "Redemption Date" shall mean the date on which any shares of Convertible Preferred Stock are redeemed by the Company.

      "Redemption Price" has the meaning set forth in Section 6(a)(i) of this Certificate of Designation.

      "Required Holders" shall mean the holders of at least of a majority of the outstanding shares of Convertible Preferred Stock.

      "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

      "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange, a day on which such exchange is open for the transaction of business.

            2. Designation: Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series D Convertible Preferred Stock" and the number of shares of Convertible Preferred Stock authorized hereby shall be 50,000 shares.

            3.  Dividends.

            (a) So long as any shares of Convertible Preferred Stock shall be outstanding, dividends shall accrue thereon, whether or not declared by the Board of Directors of the Company, at the Dividend Rate on the Liquidation Preference hereunder, compounded quarterly on the first Business Day of each calendar quarter. Such dividends shall be cumulative and begin to accrue from the Original Issue Date, whether or not declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of those dividends. Such dividends shall accrue and shall not be payable in cash or otherwise by the Company without the consent of the Required Holders, except in connection with a liquidation or redemption pursuant to Sections 4 and 6 hereof.

            (b) So long as any shares of Convertible Preferred Stock shall be outstanding, (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on account of any Common Stock or on account of any class or series of the Company's preferred or other capital stock ranking junior to or pari passu with the Convertible Preferred Stock, and (ii) no shares of Common Stock or of any class or series of the Company's preferred or other capital stock ranking junior to or pari passu with the Convertible Preferred Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof, other than any non-vested shares purchased from employees of the Company pursuant to a stock option plan approved by the Board of Directors of the Company.

            4.  Liquidation Rights of Convertible Preferred Stock.

            (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Company's preferred stock ranking junior to the Convertible Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, an amount equal to the Liquidation Preference plus all accrued and unpaid dividends in respect of any liquidation, dissolution or winding up consummated.

            (b) If upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Convertible Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of Convertible Preferred Stock, based on the full preferential amounts for the number of shares of Convertible Preferred Stock held by each holder.

            (c) After payment to the holders of Convertible Preferred Stock of the amounts set forth in Section 4(a) hereof, the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed first among the holders of securities senior to the Common Stock, pro rata based on the number of shares of such securities held by them and second among the holders of Common Stock pro rata based on the number of shares of Common Stock then held by each.

            5. Voting Rights. In addition to any voting rights provided by law, the holders of shares of Convertible Preferred Stock shall have the following voting rights:

            (a) So long as any of the Convertible Preferred Stock is outstanding, each share of Convertible Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Company. With respect to any such vote, each share of Convertible Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the number of shares of Common Stock of the Company into which such share of Convertible Preferred Stock is convertible on the record date for such vote.

            (b) The affirmative vote of the Required Holders, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to

               (i) authorize,  adopt or approve an amendment to the  Certificate of Incorporation of the Company which would alter or change in any manner the terms, powers, preferences or special rights of the shares of Convertible Preferred Stock;

               (ii) issue any shares of the capital stock of the Company ranking senior to, or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Convertible Preferred Stock;

               (iii) take any action which is in violation of Article V of the Purchase Agreement; or

               (iv)  effect an Organic Change.

            (c) So long as there are at least 20% of the shares of Convertible Preferred Stock issued pursuant to the Purchase Agreement outstanding, (i) the Board of Directors of the Company shall consist of eight directors, (ii) the holders of shares of Convertible Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect two directors of the Company and (iii) the holders of shares of Common Stock and Convertible Preferred Stock shall have, in addition to the other rights set forth herein, the right, voting together as a single class, to elect five directors of the Company; provided, however, so long as the holders of shares of Convertible Preferred Stock have the right to elect an additional director pursuant to Sections 5(d) or 6(d)(i) hereof, the number in clause (ii) shall be increased by one and the number in clause (iii) shall be decreased by one. At least one member of any Committee of the Board of Directors (including any Executive Committee, Audit Committee or Compensation Committee) shall be the director elected solely by the holders of the Convertible Preferred Stock, if any of such committees are established by the Board of Directors of the Company, unless such right is waived in writing by the Required Holders.

            (d) If, on any date, an Event of Default shall have occurred and be continuing, then the holders of shares of Convertible Preferred Stock shall have, in addition to their other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect an additional director of the Company in accordance with this Section 5 and one of the directors elected pursuant to clause (iii) of Section 5(c) shall resign or be removed without cause.

            (e) (i) The foregoing rights of holders of shares of Convertible Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or pursuant to any written consent of stockholders.

               (ii) If (A) the annual meeting of stockholders of the Company is not, for any reason, held within the time fixed in the by-laws of the Company, or (B) vacancies shall exist in the offices of directors elected by the holders of Convertible Preferred Stock, or (C) the holders of the Convertible Preferred Stock have the right to elect three additional directors pursuant to Section 6(d)(i), a proper officer of the Company, upon the written request of the holders of record of at least twenty five percent (25%) of the shares of Convertible Preferred Stock then outstanding, addressed to the Secretary of the Company, shall call a special meeting in lieu of the annual meeting of stockholders or a special meeting of the holders of Convertible Preferred Stock, for the purpose of electing or, if necessary, removing directors. Any such meeting shall be held at the earliest practicable date at the place for the holding of the annual meetings of stockholders. If such meeting shall not be called by the proper officer of the Company within ninety (90) days after personal service of said written request upon the Secretary of the Company, or within ninety (90) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of record of at least twenty five percent (25%) of the outstanding shares of Convertible Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Convertible Preferred Stock so designated shall have access to the lists of stockholders to be called pursuant to the provisions hereof.

            (f) Any vacancy occurring in the office of director elected by the holders of Convertible Preferred Stock or any additional director to be elected pursuant to Section 6(d)(i) may be filled by the remaining director(s) elected by the holders of Convertible Preferred Stock unless and until such vacancy shall be filled by the holders of Convertible Preferred Stock. The term of office of the directors elected by the holders of Convertible Preferred Stock shall terminate upon the election of their successors at any meeting of stockholders held for the purpose of electing directors.

            (g) The directors elected by the holders of shares of Convertible Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Convertible Preferred Stock. A special meeting of the holders of shares of Convertible Preferred Stock may be called in accordance with the procedures set forth in subparagraph (e) of this Section 5.

            6.  Redemption of Convertible Preferred Stock.

            (a)(i) Optional Redemption. (A) If any Organic Change occurs, at the option of any holder of outstanding Convertible Preferred Stock (as exercised pursuant to subparagraph (B) below), the Company shall redeem, at the redemption price equal to the sum of the Liquidation Preference per share plus an amount equal to all accrued and unpaid dividends per share (the "Redemption Price"), those outstanding shares of Convertible Preferred Stock which the holders of such Convertible Preferred Stock have elected to redeem, such redemption to occur immediately prior to or simultaneously with the consummation of such Organic Change. If the Required Holders so elect in connection with such Organic Change by written notice to the Company within the Notice Period referred to below, the Company shall redeem all of the outstanding shares of Convertible Preferred Stock.

                   (B) The Company will give written notice of any Organic Change, stating the substance and intended date of consummation thereof, not more than sixty (60) Business Days nor less than twenty (20) Business Days prior to the date of consummation thereof, to each holder of Convertible Preferred Stock. The holders of the Convertible Preferred Stock shall have fifteen (15) Business Days (the "Notice Period") from the date of the receipt of such notice to demand (by written notice mailed to the Company) redemption of all or any portion of the shares of Convertible Preferred Stock held by such holder. If, by the expiration of the Notice Period, the Required Holders have so elected to demand redemption of all of the outstanding shares of Convertible Preferred Stock as provided in paragraph (A) above, the Company shall give prompt written notice of such election to each other holder of Convertible Preferred Stock within five (5) Business Days after the expiration of the Notice Period.

               (ii) Mandatory Redemption. (A) The Company shall redeem, and the holders of the outstanding Convertible Preferred Stock shall sell to the Company, at the Redemption Price, all of the outstanding Convertible Preferred Stock on the sixth anniversary of the Original Issue Date.

                   (B) At least twenty (20) Business Days and not more than sixty (60) Business Days prior to the date fixed for the mandatory redemption of the Convertible Preferred Stock, written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Convertible Preferred Stock at its post office address last shown on the records of the Company. The Redemption Notice shall state:

                     (1) the number of shares of Convertible Preferred Stock
                         held by the holder that the Company intends to redeem;

                     (2) the date fixed for redemption and the Redemption
                         Price; and

                     (3) that the holder is to surrender to the Company, in the manner and at the place designated, its certificate or certificates representing the shares of Convertible Preferred Stock to be redeemed.

               (iii) On or before the Redemption Date, each holder of Convertible Preferred Stock shall surrender the certificate or certificates representing such shares of Convertible Preferred Stock to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable in cash on the Redemption Date to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

            (b) Unless the Company defaults in the payment in full of the Redemption Price, dividends on the Convertible Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such shares redeemed shall cease to have any further rights with respect thereto on the Redemption Date, other than to receive the Redemption Price without interest.

            (c) If, at the time of any redemption pursuant to this Section 6, the funds of the Company legally available for redemption of Convertible Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed. At any time thereafter when additional funds of the Company become legally available for the redemption of Convertible Preferred Stock, such funds shall immediately be used to redeem the balance of the shares of Convertible Preferred Stock which the Company has become obligated to redeem pursuant to this subparagraph, but which it has not redeemed; or, in the case of a redemption pursuant to Section 6(a)(i) if a person other than the Company is the surviving or resulting corporation in any Organic Change, such person shall, at the consummation of such Organic Change, redeem such balance of the shares of Convertible Preferred Stock (and the Company shall so provide in its agreements with such person relating to such Organic Change).

            (d) If the Company fails to make the redemption required by paragraph 6(a)(ii) above, whether or not by reason of the absence of legally available funds therefor, then (i) the holders of shares of Convertible Preferred Stock shall have, in addition to their other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect one additional director of the Company in accordance with Section 5 and one of the directors elected pursuant to clause (iii) of Section 5(c) shall resign or be removed without cause, and (ii) the Dividend Rate shall be 15% per annum.

            (e)  The  Company  may  not  otherwise   redeem  or  repurchase  the
Convertible Preferred Stock.

            7. Conversion. (a) Subject to the provisions for adjustment hereinafter set forth, (i) each share of Convertible Preferred Stock shall be convertible at any time and from time to time, at the option of the holder thereof (such conversion, an "Optional Conversion") and (ii) all shares of Convertible Preferred Stock shall be convertible at the option of the Company
(x) at any time after the Current Market Price of the Common Stock equals or exceeds $8.75 per share (subject to appropriate adjustment, if any of the events set forth in Section 7(f)(i) shall occur) for at least 20 days during a period of 30 consecutive Business Days, or (y) upon the occurrence of a Qualified Secondary Offering (such conversion, a "Company Conversion"), in each case into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of a share of Convertible Preferred Stock, adjusted as hereinafter provided, shall be one multiplied by the Conversion Ratio plus that number of shares equal to the accrued dividend in respect of such shares of Convertible Preferred Stock divided by the Current Market Price on the date of such conversion. The Conversion Ratio shall initially be 88.31224, subject to adjustment from time to time pursuant to paragraph (f) of this Section 7 and for adjustments for increases in the accrued and unpaid dividends. No fractional shares shall be issued upon the conversion of any shares of Convertible Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Convertible Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Current Market Price of such fraction on the date of conversion.

               (b) (i) An Optional Conversion of the Convertible Preferred Stock may be effected by any such holder upon the surrender to the Company at the principal office of the Company of the certificate for such Convertible Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares (which may be fractional shares) in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. A Company Conversion of the Convertible Preferred Stock may be effected by the Company sending notice to the holders, specifying the event that gave rise to the Company's right to exercise a Company Conversion and the number of shares to be converted, which shall be applied on a pro-rata basis for all holders. A Company Conversion shall be deemed to have been made at the close of business on the date of giving the written notice referred to in the immediately preceding sentence. Each holder shall surrender to the Company the certificate for such Convertible Preferred Stock converted pursuant to a Company Conversion accompanied by a written notice specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Until such time as the holder surrenders its certificate pursuant to a Company Conversion, the certificates representing the Convertible Preferred Stock to be so converted shall represent the number of shares of Common Stock issuable upon conversion of such certificate. Upon any conversion of any shares of Convertible Preferred Stock, all accrued and unpaid dividends shall be similarly converted.

                   (ii) In case the written notice specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Company will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Company that such taxes have been paid), the Company shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Convertible Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of Convertible Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

                   (iii) In the case of an Optional Conversion, such conversion shall be deemed to have been made at the close of business on the date of giving the written notice referred to in the first sentence of (b)(i) above and of such surrender of the certificate or certificates representing the shares of Convertible Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

               (c) In case any shares of Convertible Preferred Stock are to be redeemed pursuant to Section 6, all rights of conversion shall cease and terminate as to the shares of Convertible Preferred Stock to be redeemed at the close of business on the Business Day next preceding the date fixed for redemption unless the Company shall default in the payment of the Redemption Price.

               (d) The Conversion Ratio shall be subject to adjustment from time to time in certain instances as hereinafter provided.

               (e) The Company shall at all times reserve, and keep available for issuance upon the conversion of the Convertible Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Convertible Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Convertible Preferred Stock.

               (f) The Conversion Ratio will be subject to adjustment from time to time as follows:

                  (i) In case the Company shall at any time or from time to time after the Original Issue Date (A) pay a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then, and in each such case, the Conversion Ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Convertible Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this clause
               (i) in connection with any transaction to which paragraph (g) applies.

                  (ii) In case the Company  shall issue  shares of Common  Stock
               (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) after the Original Issue Date, other than issuances covered by clause (i) above, at a price per share (or having an exercise, conversion or exchange price per share) less than the Conversion Price as of the date of issuance of such shares or of such rights, warrants or other convertible or exchangeable securities, then, and in each such case, the Conversion Price shall be reduced (but not increased) to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the then existing Conversion Price, plus (y) the consideration, if any, received by Company upon such issue, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale. The Conversion Ratio shall be adjusted to equal the Liquidation Preference [plus accrued and unpaid dividends] divided by the Conversion Price. For the purpose of determining the consideration received by the Company upon any such issue pursuant to clause (y) above, if the consideration received by the Company is other than cash, its value will be deemed its Fair Market Value, as determined in good faith by the Board of Directors of the Company.

                  (iii) An  adjustment  made pursuant to clause (ii) above shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of clause (ii), the aggregate consideration received by the Company in connection with the issuance of shares of Common Stock or of rights, warrants or other securities exchangeable or convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price of all such Common Stock and such rights, warrants, or other exchangeable or convertible securities plus the minimum aggregate amount, if any, receivable upon exchange or conversion of any such exchangeable or convertible securities into shares of Common Stock.

                  (iv) In case the  Company  shall  at any time or from  time to time after the Original Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its Subsidiaries by way of dividend or spinoff), on its Common Stock, other than dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph (f) or made in compliance with Section 3(b) hereof, then, and in each such case, the Conversion Ratio shall be adjusted so that the holder of each share of Convertible Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable Conversion Ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock at such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value of such dividend or distribution per share of Common Stock. No adjustment shall be made pursuant to this clause (iv) in connection with any transaction to which paragraph (g) applies.

                  (v) For purposes of this  paragraph  (f), the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company or any of its subsidiaries.

                  (vi) If the Company  shall take a record of the holders of its
               Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (f) or in the Conversion Ratio then in effect shall be required by reason of the taking of such record.

                  (vii) Anything in this paragraph (f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Conversion Ratio by at least one-tenth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Ratio by at least one-tenth of one share of Common Stock, such change in Conversion Ratio shall thereupon be given effect.

                  (viii) If any option or warrant expires or is cancelled without having been exercised, then, for the purposes of the adjustments set forth above, such option or warrant shall have been deemed not to have been issued and the Conversion Ratio shall be adjusted accordingly. No holder of Common Stock which was previously issued upon conversion of Convertible Preferred Stock shall have any obligation to redeem or cancel any such shares of Common Stock as a result of the operation of this paragraph (viii).

               (g) In case of any Organic Change, each share of Convertible Preferred Stock then outstanding, other than those shares to be redeemed pursuant to Section 6 hereof, shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of shares of Common Stock into which one share of Convertible Preferred Stock was convertible immediately prior to such Organic Change (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Organic Change). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 7 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

               (h) In case at any time or from time to time the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give at least 20 days' prior written notice to the registered holders of the Convertible Preferred Stock at the addresses of each as shown on the books of the Company as of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Organic Change to which paragraph (g) applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

            8. Reports as to Adjustments. Upon any adjustment of the Conversion Ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in Section 7, then, and in each such case, the Company shall promptly deliver to each holder of the Convertible Preferred Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion granted by Section 7, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Convertible Preferred Stock may be given in advance and included as part of the notice required under the provisions of Section 11.

            9. Certain Covenants. Any registered holder of Convertible Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            10. No Reissuance of Preferred Stock. No Convertible Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

            11. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 333 Seventh Avenue, 20th Floor, New York, New York 10001, or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Convertible Preferred Stock at their addresses appearing on the books of the Company.


     II. That, pursuant to the authority conferred upon the Board of Directors of the Company by Article VI of the Company's Amended and Restated Articles of Incorporation (the "Articles") and Nevada Revised Statutes Section 78.1955, subsection 3, the Board of Directors of the Company, by unanimous written consent dated December 24, 1997, adopted the following resolution amending the Original Designation is as follows:

            RESOLVED, that pursuant to the authority expressly converted upon the board of Directors of the Company by ARTICLE 4 of the Company's Amended and Restated Articles of Incorporation and Nevada Revised Statutes Section 78.1955, subsection 3, the Original Designation is hereby amended and restated as follows:

                  TERMS, PREFERENCES, RIGHTS AND LIMITATIONS
                                      of
                     SERIES D CONVERTIBLE PREFERRED STOCK
                                      of
                        MARKETING SERVICES GROUP, INC.

            The   relative   rights,   preferences,    powers,   qualifications,
limitations and restrictions granted to or imposed upon the Series D Convertible Preferred Stock or the holders thereof are as follows:

            1. Definitions. For purposes of this Designation, the following definitions shall apply:

      "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

      "Aggregate Exercised Amount" shall mean, as of the date of a conversion pursuant to Section 7, an amount equal to the sum of all Exercised Amounts based on all exercises of Scheduled Operations and Scheduled Warrants occurring from the date hereof through and including such date.

      "Board" shall mean the Board of Directors of the Company.

      "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

      "Company" shall mean Marketing Services Group, Inc., a Nevada corporation.

      "Conversion Price" shall mean the amount computed by dividing the Liquidation Preference by the number of shares of Common Stock into which one share of Convertible Preferred Stock is convertible at the Conversion Ratio.

      "Conversion Ratio" shall mean the amount computed by dividing the Liquidation Preference by $3.397.

      "Convertible   Preferred   Stock"  shall  refer  to  shares  of  Series  D
Convertible Preferred Stock, $0.01 par value per share, of the Company.

      "Current Market Price", when used with reference to shares of Common Stock or other securities on any date, shall mean the average of the daily market prices for 30 consecutive Business Days commencing 45 days before such date. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or the Nasdaq National Market or Small Cap Market on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or market, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or market, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or such market, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by Nasdaq or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers ("NASD") selected mutually by the Required Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Required Holders and one of which shall be selected by the Company.

      "Dividend Rate" shall mean 6% per annum; provided, however, (i) upon the occurrence and during the continuance of an Event of Default the Dividend Rate shall be 8% per annum, and (ii) if the Company fails to make the redemption required by Section 6(a)(ii) hereof, the Dividend Rate shall be 15% per annum, calculated on a 360 day per year basis, based on the actual number of days elapsed.

      "Event of Default" shall have the meaning assigned to it in the Purchase Agreement.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such similar Federal statute.

      "Exercised Amount" shall mean, with respect to each exercise of Scheduled Options or Scheduled Warrants, an amount equal to 0.24 multiplied by (x - y/z), where x = the number of shares of Common Stock purchased upon such exercise, y = the aggregate exercise price payable upon such exercise, and z = the Current Market Price on the date of such exercise.

      "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction, with neither being under any compulsion to buy or sell.

      "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

      "Liquidation Preference" shall mean $300 per share.

      "Organic Change" shall mean (A) any sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company,
(B) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (C) any merger or consolidation to which the Company is a party or (D) any Person or group of Persons (as such term is used in Section 13(d) of the Exchange Act), other than General Electric Capital Corporation and its Affiliates, shall beneficially own (as defined in Rule 13d-3 under the Exchange
Act) securities of the Company representing 50% or more of the voting securities of the Company then outstanding. For purposes of the preceding sentence, "voting securities" shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

      "Original Issue Date" shall mean the date of the original issuance of 50,000 shares of Convertible Preferred Stock.

      "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

      "Purchase Agreement" shall mean the Purchase Agreement, dated as of December 24, 1997, by and between the Company and the purchasers named therein, as it may be amended from time to time, a copy of which is on file at the principal office of the Company.

      "Qualified Secondary Offering" means a sale of the Company's Common Stock pursuant to a public offering of the Company's Common Stock on Form S-1 (or any other appropriate general or short registration form) under the Securities Act of 1933, as amended, pursuant to which the Common Stock is offered (whether or not for the Company's account) for at least $8.75 per share, subject to appropriate adjustment if any of the events set forth in Section 7(f)(i) shall occur.

      "Redemption Date" shall mean the date on which any shares of Convertible Preferred Stock are redeemed by the Company.

      "Redemption Price" has the meaning set forth in Section 6(a)(i) of this Certificate of Designation.

      "Required Holders" shall mean the holders of at least of a majority of the outstanding shares of Convertible Preferred Stock.

      "Scheduled Options" shall mean the options to purchase shares of Common Stock set forth on Schedule 4.1(b) to the Purchase Agreement.

      "Scheduled Warrants" shall mean the warrants to purchase shares of Common Stock set forth on Schedule 4.1(b) to the Purchase Agreement.

      "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

      "Trading Day" shall mean a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange, a day on which such exchange is open for the transaction of business.

            2. Designation: Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Series D Convertible Preferred Stock" and the number of shares of Convertible Preferred Stock authorized hereby shall be 50,000 shares.

            3.  Dividends.

            (a) So long as any shares of Convertible Preferred Stock shall be outstanding, dividends shall accrue thereon, whether or not declared by the Board of Directors of the Company, at the Dividend Rate on the Liquidation Preference hereunder, compounded quarterly on the first Business Day of each calendar quarter, and payable quarterly on the first Business Day of each calendar quarter. Such dividends shall be cumulative and begin to accrue from the Original Issue Date, whether or not declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of those dividends.

            (b) So long as any shares of Convertible Preferred Stock shall be outstanding, (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on account of any Common Stock or on account of any class or series of the Company's preferred or other capital stock ranking junior to or pari passu with the Convertible Preferred Stock, and (ii) no shares of Common Stock or of any class or series of the Company's preferred or other capital stock ranking junior to or pari passu with the Convertible Preferred Stock shall be purchased, redeemed or acquired by the Company and no funds shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof, other than any non-vested shares purchased from employees of the Company pursuant to a stock option plan approved by the Board of Directors of the Company.

            4.  Liquidation Rights of Convertible Preferred Stock.

            (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any shares of Common Stock or any share of any other class or series of the Company's preferred stock ranking junior to the Convertible Preferred Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Company, an amount equal to the Liquidation Preference plus all accrued and unpaid dividends in respect of any liquidation, dissolution or winding up consummated.

            (b) If upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of Convertible Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of Convertible Preferred Stock, based on the full preferential amounts for the number of shares of Convertible Preferred Stock held by each holder.

            (c) After payment to the holders of Convertible Preferred Stock of the amounts set forth in Section 4(a) hereof, the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed first among the holders of securities senior to the Common Stock, pro rata based on the number of shares of such securities held by them and second among the holders of Common Stock pro rata based on the number of shares of Common Stock then held by each.

            5. Voting Rights. In addition to any voting rights provided by law, the holders of shares of Convertible Preferred Stock shall have the following voting rights:

            (a) So long as any of the Convertible Preferred Stock is outstanding, each share of Convertible Preferred Stock shall entitle the holder thereof to vote on all matters voted on by the holders of Common Stock, voting together as a single class with other shares entitled to vote at all meetings of the stockholders of the Company. With respect to any such vote, each share of Convertible Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the number of shares of Common Stock of the Company into which such share of Convertible Preferred Stock is convertible on the record date for such vote.

            (b) The affirmative vote of the Required Holders, voting together as a class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, or pursuant to a written consent of stockholders shall be necessary to

            (i) authorize, adopt or approve an amendment to the Certificate of Incorporation of the Company which would alter or change in any manner the terms, powers, preferences or special rights of the shares of Convertible Preferred Stock;

            (ii) issue any shares of the capital stock of the Company ranking senior to, or pari passu with (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up) the Convertible Preferred Stock;

            (iii) take any action which is in violation of Article V of the Purchase Agreement; or

            (iv)  effect an Organic Change.

            (c) So long as there are at least 20% of the shares of Convertible Preferred Stock issued pursuant to the Purchase Agreement outstanding, (i) the Board of Directors of the Company shall consist of eight directors, (ii) the holders of shares of Convertible Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect two directors of the Company and (iii) the holders of shares of Common Stock and Convertible Preferred Stock shall have, in addition to the other rights set forth herein, the right, voting together as a single class, to elect six directors of the Company; provided, however, so long as the holders of shares of Convertible Preferred Stock have the right to elect one or two additional directors pursuant to Sections 5(d) or 6(d)(i) hereof, respectively, the number in clause (ii) shall be increased by one, or two, as the case may be, and the number in clause (iii) shall be decreased by one, or two, as the case may be. At least one member of any Committee of the Board of Directors (including any Executive Committee, Audit Committee or Compensation Committee) shall be the director elected solely by the holders of the Convertible Preferred Stock, if any of such committees are established by the Board of Directors of the Company, unless such right is waived in writing by the Required Holders.

            (d) If, on any date, an Event of Default shall have occurred and be continuing, then the holders of shares of Convertible Preferred Stock shall have, in addition to their other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect an additional director of the Company in accordance with this Section 5 and one of the directors elected pursuant to clause (iii) of Section 5(c) shall resign or be removed without cause.

            (e) (i) The foregoing rights of holders of shares of Convertible Preferred Stock to take any actions as provided in this Section 5 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof or pursuant to any written consent of stockholders.

            (ii) If (A) the annual meeting of stockholders of the Company is not, for any reason, held within the time fixed in the by-laws of the Company, or (B) vacancies shall exist in the offices of directors elected by the holders of Convertible Preferred Stock, or (C) the holders of the Convertible Preferred Stock have the right to elect three additional directors pursuant to Section 6(d)(i), a proper officer of the Company, upon the written request of the holders of record of at least twenty five percent (25%) of the shares of Convertible Preferred Stock then outstanding, addressed to the Secretary of the Company, shall call a special meeting in lieu of the annual meeting of stockholders or a special meeting of the holders of Convertible Preferred Stock, for the purpose of electing or, if necessary, removing directors. Any such meeting shall be held at the earliest practicable date at the place for the holding of the annual meetings of stockholders. If such meeting shall not be called by the proper officer of the Company within ninety (90) days after personal service of said written request upon the Secretary of the Company, or within ninety (90) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of record of at least twenty five percent (25%) of the outstanding shares of Convertible Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Convertible Preferred Stock so designated shall have access to the lists of stockholders to be called pursuant to the provisions hereof.

            (f) Any vacancy occurring in the office of director elected by the holders of Convertible Preferred Stock or any additional director to be elected pursuant to Section 6(d)(i) may be filled by the remaining director(s) elected by the holders of Convertible Preferred Stock unless and until such vacancy shall be filled by the holders of Convertible Preferred Stock. The term of office of the directors elected by the holders of Convertible Preferred Stock shall terminate upon the election of their successors at any meeting of stockholders held for the purpose of electing directors.

            (g) The directors elected by the holders of shares of Convertible Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Convertible Preferred Stock. A special meeting of the holders of shares of Convertible Preferred Stock may be called in accordance with the procedures set forth in subparagraph (e) of this Section 5.

            6.  Redemption of Convertible Preferred Stock.

            (a)(i) Optional Redemption. (A) If any Organic Change occurs, at the option of any holder of outstanding Convertible Preferred Stock (as exercised pursuant to subparagraph (B) below), the Company shall redeem, at the redemption price equal to the sum of the Liquidation Preference per share plus an amount equal to all accrued and unpaid dividends per share (the "Redemption Price"), those outstanding shares of Convertible Preferred Stock which the holders of such Convertible Preferred Stock have elected to redeem, such redemption to occur immediately prior to or simultaneously with the consummation of such Organic Change. If the Required Holders so elect in connection with such Organic Change by written notice to the Company within the Notice Period referred to below, the Company shall redeem all of the outstanding shares of Convertible Preferred Stock.

            (B) The Company will give written notice of any Organic Change, stating the substance and intended date of consummation thereof, not more than sixty (60) Business Days nor less than twenty (20) Business Days prior to the date of consummation thereof, to each holder of Convertible Preferred Stock. The holders of the Convertible Preferred Stock shall have fifteen (15) Business Days (the "Notice Period") from the date of the receipt of such notice to demand (by written notice mailed to the Company) redemption of all or any portion of the shares of Convertible Preferred Stock held by such holder. If, by the expiration of the Notice Period, the Required Holders have so elected to demand redemption of all of the outstanding shares of Convertible Preferred Stock as provided in paragraph (A) above, the Company shall give prompt written notice of such election to each other holder of Convertible Preferred Stock within five (5) Business Days after the expiration of the Notice Period.

            (ii) Mandatory Redemption. (A) The Company shall redeem, and the holders of the outstanding Convertible Preferred Stock shall sell to the Company, at the Redemption Price, all of the outstanding Convertible Preferred Stock on the sixth anniversary of the Original Issue Date.

            (B) At least twenty (20) Business Days and not more than sixty (60) Business Days prior to the date fixed for the mandatory redemption of the Convertible Preferred Stock, written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Convertible Preferred Stock at its post office address last shown on the records of the Company. The Redemption Notice shall state:

               (1) the number of shares of Convertible  Preferred  Stock held by the holder that the Company intends to redeem;

               (2) the date fixed for redemption and the Redemption Price;
                   and

               (3) that the holder is to surrender to the Company, in the manner and at the place designated, its certificate or certificates representing the shares of Convertible Preferred Stock to be redeemed.

            (iii) On or before the Redemption Date, each holder of Convertible Preferred Stock shall surrender the certificate or certificates representing such shares of Convertible Preferred Stock to the Company, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable in cash on the Redemption Date to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

            (b) Unless the Company defaults in the payment in full of the Redemption Price, dividends on the Convertible Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the holders of such shares redeemed shall cease to have any further rights with respect thereto on the Redemption Date, other than to receive the Redemption Price without interest.

            (c) If, at the time of any redemption pursuant to this Section 6, the funds of the Company legally available for redemption of Convertible Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed. At any time thereafter when additional funds of the Company become legally available for the redemption of Convertible Preferred Stock, such funds shall immediately be used to redeem the balance of the shares of Convertible Preferred Stock which the Company has become obligated to redeem pursuant to this subparagraph, but which it has not redeemed; or, in the case of a redemption pursuant to Section 6(a)(i) if a person other than the Company is the surviving or resulting corporation in any Organic Change, such person shall, at the consummation of such Organic Change, redeem such balance of the shares of Convertible Preferred Stock (and the Company shall so provide in its agreements with such person relating to such Organic Change).

            (d) If the Company fails to make the redemption required by paragraph 6(a)(ii) above, whether or not by reason of the absence of legally available funds therefor, then (i) the holders of shares of Convertible Preferred Stock shall have, in addition to their other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect two additional directors of the Company in accordance with Section 5 and two of the directors elected pursuant to clause (iii) of Section 5(c) shall resign or be removed without cause, and (ii) the Dividend Rate shall be 15% per annum.

            (e)  The  Company  may  not  otherwise   redeem  or  repurchase  the
Convertible Preferred Stock.

            7. Conversion. (a) Subject to the provisions for adjustment hereinafter set forth, (i) each share of Convertible Preferred Stock shall be convertible at any time and from time to time, at the option of the holder thereof (such conversion, a "Optional Conversion") and (ii) all shares of Convertible Preferred Stock shall be convertible at the option of the Company
(x) at any time after the Current Market Price of the Common Stock equals or exceeds $8.75 per share (subject to appropriate adjustment, if any of the events set forth in Section 7(f)(i) shall occur) for at least 20 days during a period of 30 consecutive Business Days, or (y) upon the occurrence of a Qualified Secondary Offering (such conversion, a "Company Conversion"), in each case into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock deliverable upon conversion of a share of Convertible Preferred Stock, adjusted as hereinafter provided, shall be one multiplied by the Conversion Ratio plus that number of shares equal to the accrued dividend in respect of such shares of Convertible Preferred Stock divided by the Current Market Price on the date of such conversion. The Conversion Ratio shall initially be 88.31224, subject to adjustment from time to time pursuant to paragraph (f) of this Section 7 and for adjustments for increases in the accrued and unpaid dividends. No fractional shares shall be issued upon the conversion of any shares of Convertible Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Convertible Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Current Market Price of such fraction on the date of conversion.

            (b) (i) An Optional Conversion of the Convertible Preferred Stock may be effected by any such holder upon the surrender to the Company at the principal office of the Company of the certificate for such Convertible Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares (which may be fractional shares) in accordance with the provisions of this Section 7 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. A Company Conversion of the Convertible Preferred Stock may be effected by the Company sending notice to the holders, specifying the event that gave rise to the Company's right to exercise a Company Conversion and the number of shares to be converted, which shall be applied on a pro-rata basis for all holders. A Company Conversion shall be deemed to have been made at the close of business on the date of giving the written notice referred to in the immediately preceding sentence. Each holder shall surrender to the Company the certificate for such Convertible Preferred Stock converted pursuant to a Company Conversion accompanied by a written notice specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Until such time as the holder surrenders its certificate pursuant to a Company Conversion, the certificates representing the Convertible Preferred Stock to be so converted shall represent the number of shares of Common Stock issuable upon conversion of such certificate. Upon any conversion of any shares of Convertible Preferred Stock, all accrued and unpaid dividends shall be similarly converted.

            (ii) In case the written notice specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Company will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Company that such taxes have been paid), the Company shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Convertible Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of Convertible Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.

            (iii) In the case of an Optional Conversion, such conversion shall be deemed to have been made at the close of business on the date of giving the written notice referred to in the first sentence of (b)(i) above and of such surrender of the certificate or certificates representing the shares of Convertible Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

            (c) In case any shares of Convertible Preferred Stock are to be redeemed pursuant to Section 6, all rights of conversion shall cease and terminate as to the shares of Convertible Preferred Stock to be redeemed at the close of business on the Business Day next preceding the date fixed for redemption unless the Company shall default in the payment of the Redemption Price.

            (d) The Conversion Ratio shall be subject to adjustment from time to time in certain instances as hereinafter provided.

            (e) The Company shall at all times reserve, and keep available for issuance upon the conversion of the Convertible Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Convertible Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Convertible Preferred Stock.

            (f) The Conversion Ratio will be subject to adjustment from time to time as follows:

               (i) In case the  Company  shall at any time or from  time to time after the Original Issue Date (A) pay a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock,
            (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then, and in each such case, the Conversion Ratio in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Convertible Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause (i) shall become effective
            (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this clause (i) in connection with any transaction to which paragraph (g) applies.

               (ii) In case the Company  shall issue  shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) after the Original Issue Date, other than issuances covered by clause (i) above, at a price per share (or having an exercise, conversion or exchange price per share) less than the Conversion Price as of the date of issuance of such shares or of such rights, warrants or other convertible or exchangeable securities, then, and in each such case, the Conversion Price shall be reduced (but not increased) to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the then existing Conversion Price, plus (y) the consideration, if any, received by Company upon such issue, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale. The Conversion Ratio shall be adjusted to equal the Liquidation Preference divided by the Conversion Price. For the purpose of determining the consideration received by the Company upon any such issue pursuant to clause (y) above, if the consideration received by the Company is other than cash, its value will be deemed its Fair Market Value, as determined in good faith by the Board of Directors of the Company.

               (iii) An  adjustment  made pursuant to clause (ii) above shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of clause
            (ii), the aggregate consideration received by the Company in connection with the issuance of shares of Common Stock or of rights, warrants or other securities exchangeable or convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price of all such Common Stock and such rights, warrants, or other exchangeable or convertible securities plus the minimum aggregate amount, if any, receivable upon exchange or conversion of any such exchangeable or convertible securities into shares of Common Stock.

               (iv) In case the  Company  shall at any time or from time to time after the Original Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its Subsidiaries by way of dividend or spinoff), on its Common Stock, other than dividends or distributions of shares of Common Stock which are referred to in clause (i) of this paragraph (f) or made in compliance with Section 3(b) hereof, then, and in each such case, the Conversion Ratio shall be adjusted so that the holder of each share of Convertible Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the applicable Conversion Ratio on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by
            (2) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock at such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value of such dividend or distribution per share of Common Stock. No adjustment shall be made pursuant to this clause (iv) in connection with any transaction to which paragraph (g) applies.

               (v) For purposes of this  paragraph  (f), the number of shares of
            Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company or any of its subsidiaries.

               (vi) In lieu of any other adjustment  resulting from the exercise of Scheduled Options or Scheduled Warrants pursuant to this paragraph (f), whenever shares of Convertible Preferred Stock are converted in accordance with this Section 7, the number of shares of Common stock to be received upon such conversion shall be adjusted upwards by the Aggregate Exercised Amount multiplied by a fraction, the numerator of which shall equal the number of shares of Convertible Preferred stock being converted on such date, and the denominator of which shall equal 50,000.

               (vii) If the  Company  shall take a record of the  holders of its
            Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this paragraph (f) or in the Conversion Ratio then in effect shall be required by reason of the taking of such record.

               (viii)  Anything  in  this   paragraph   (f)  to  the   contrary
            notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Ratio unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Conversion Ratio by at least one-tenth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Ratio by at least one-tenth of one share of Common Stock, such change in Conversion Ratio shall thereupon be given effect.

               (ix) If any option or warrant  expires  or is  cancelled  without having been exercised, then, for the purposes of the adjustments set forth above, such option or warrant shall have been deemed not to have been issued and the Conversion Ratio shall be adjusted accordingly. No holder of Common Stock which was previously issued upon conversion of Convertible Preferred Stock shall have any obligation to redeem or cancel any such shares of Common Stock as a result of the operation of this paragraph (ix).

            (g) In case of any Organic Change, each share of Convertible Preferred Stock then outstanding, other than those shares to be redeemed pursuant to Section 6 hereof, shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of shares of Common Stock into which one share of Convertible Preferred Stock was convertible immediately prior to such Organic Change (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Organic Change). In case securities or property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 7 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

            (h) In case at any time or from time to time the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give at least 20 days' prior written notice to the registered holders of the Convertible Preferred Stock at the addresses of each as shown on the books of the Company as of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Organic Change to which paragraph (g) applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

            8. Reports as to Adjustments. Upon any adjustment of the Conversion Ratio then in effect and any increase or decrease in the number of shares of Common Stock issuable upon the operation of the conversion set forth in Section 7, then, and in each such case, the Company shall promptly deliver to each holder of the Convertible Preferred Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Ratio then in effect following such adjustment and the increased or decreased number of shares issuable upon the conversion granted by Section 7, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Convertible Preferred Stock may be given in advance and included as part of the notice required under the provisions of Section 11.

            9. Certain Covenants. Any registered holder of Convertible Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            10. No Reissuance of Preferred Stock. No Convertible Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Company shall be authorized to issue.

            11. Notices. All notices to the Company permitted hereunder shall be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 333 Seventh Avenue, 20th Floor, New York, New York 10001, or to such other address at which its principal office is located and as to which notice thereof is similarly given to the holders of the Convertible Preferred Stock at their addresses appearing on the books of the Company.

     III. That, the shareholder approval requirement contained in Nev. Rev. Stat. ss. 78.1955, subsection 3, has been satisfied.

            IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed in its corporate name on this 24th day of December, 1997.

                                    MARKETING SERVICES GROUP, INC.


                                    By:
                                           ----------------------------
                                    Name:  Jeremy Barbera
                                    Title: President


                                    By:
                                           ----------------------------
                                    Name:  Alan I. Annex
                                    Title: Secretary



STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )

     This instrument was acknowledged before me on December 24, 1997 by Jeremy Barbera as President and Alan I. Annex as Secretary of Marketing Services Group, Inc.

                          Notary Public :
                                         ------------------------------
                         Appointment No.:
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                   My Commission expires:
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